UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2021
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Principal Financial Officer
On July 30, 2021, the board of directors of MPLX GP LLC, the general partner of MPLX LP (“MPLX”), appointed John J. Quaid as Executive Vice President and Chief Financial Officer, effective September 1, 2021. In this capacity, Mr. Quaid will be MPLX’s principal financial officer.
Mr. Quaid, 49, has served as Senior Vice President and Controller of Marathon Petroleum Corporation (“MPC”), the ultimate parent company of MPLX GP LLC, since April 2020, having previously served as Vice President and Controller of MPC since 2014. Before joining MPC, Mr. Quaid was Vice President of Iron Ore at United States Steel Corporation, an integrated steel producer, beginning in 2014, and Vice President and Treasurer beginning in 2011.
MPLX does not directly employ any of the personnel responsible for managing and operating its business. Rather, MPLX contracts with MPC to provide the necessary personnel, all of whom are directly employed by MPC or one of its affiliates. Mr. Quaid will receive an annual base salary from MPC of $575,000 and is eligible to participate in MPC’s annual cash bonus (“ACB”) program with a target bonus opportunity equal to 70% of his base salary. His actual bonus will be based on performance relative to the performance goals established under the ACB program. Mr. Quaid’s target award value under MPC’s long-term incentive (“LTI”) program is expected to be $1,200,000, beginning in 2022. Descriptions of the ACB and LTI programs are included in MPLX’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 10-K”).
Mr. Quaid will also continue to be eligible to participate in MPC’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability, retirement plans and executive severance benefits plans, descriptions of which are included in the 2020 10-K.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Mr. Quaid and any other persons pursuant to which Mr. Quaid was appointed MPLX’s Executive Vice President and Chief Financial Officer. There are no family relationships between Mr. Quaid and any director or executive officer of MPLX, and Mr. Quaid has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Quaid will succeed Pamela K.M. Beall, who is retiring effective September 1, 2021 as MPLX’s Chief Financial Officer following more than 25 years of service with MPC and MPLX. Ms. Beall will continue to be employed in an advisory capacity through November 30, 2021 to assist with the transition.
Appointment of Principal Accounting Officer
On July 30, 2021, the board of directors of MPLX GP LLC appointed Kelly D. Wright as Vice President and Controller, effective September 1, 2021. In this capacity, Ms. Wright will be MPLX’s principal accounting officer.
Ms. Wright, 39, has served as Assistant Controller of MPC since February 2019, having previously served as Senior Director Accounting Operations Excellence since October 2018. Prior to MPC’s acquisition of Andeavor in October 2018, Ms. Wright served in various roles of increasing responsibility at Andeavor, including Deputy Controller of Value Chain Accounting from April 2018 to October 2018, Director of M&A Finance Integration from January 2017 to April 2018, and Assistant Controller Logistics from March 2015 to January 2017. Prior to joining Andeavor in 2010, she spent five years in public accounting with KPMG LLP.
As noted above, MPC employs and provides the necessary personnel to operate MPLX’s business. Ms. Wright will continue to receive an annual base salary from MPC and participate in MPC’s ACB and LTI programs. Descriptions of the ACB and LTI programs are included in the 2020 10-K. Ms. Wright will also continue to be eligible to participate in MPC’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability, retirement plans and general employee severance benefits plans.
Other than with respect to the compensation matters described above, there are no arrangements or understandings between Ms. Wright and any other persons pursuant to which Ms. Wright was appointed MPLX’s Vice President and Controller. There are no family relationships between Ms. Wright and any director or executive officer of MPLX, and Ms. Wright has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Wright will succeed C. Kristopher Hagedorn, who will resign as MPLX’s Vice President and Controller effective September 1, 2021 to accept a role as MPC’s Senior Vice President and Controller, also effective September 1, 2021.

Item 7.01	Regulation FD Disclosure
On August 4, 2021, MPLX issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form
8-K. Information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by MPLX LP on August 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: August 4, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary